                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  ---------

                                  FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 8, 1997

           California Infrastructure and Economic Development Bank
                        Special Purpose Trust PG&E-1
                 Rate Reduction Certificates, Series 1997-1

                              PG&E Funding LLC
       --------------------------------------------------------------
         (EXACT NAME OF THE REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Delaware                     333-30715                     94-3274751
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(STATE OR OTHER          (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER
JURISDICTION OF                                             IDENTIFICATION
INCORPORATION)                                                  NUMBER)

245 Market Street, Room 424, San Francisco, CA                     94105
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                      (ZIP CODE)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 972-5467
                                                         --------------

            --------------------------------------------------

      (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                     Exhibit Index Located on Page 2

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Items 1 through 6 and 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits


Exhibit                                                               Sequential
Number                                                                  Numbered
-------                                                                  Exhibit
                                                                            Page
                                                                      ----------
1.1       Underwriting Agreement.

4.1       Note Indenture.

4.2       Series Supplement.

4.3       Note.

4.4       Amended and Restated Declaration and Agreement of Trust.

4.5       First Supplemental Trust Agreement.

4.6       Rate Reduction Certificate.

10.1      Transition Property Purchase and Sale Agreement.

10.2      Transition Property Servicing Agreement.

10.3      Note Purchase Agreement.

10.4      Fee and Indemnity Agreement.

99.1      Issuance Advice Letter.

99.2      Issuance Resolutions of Infrastructure Bank.


                                      2
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        PG&E FUNDING LLC



                                        By: /s/ Kent M. Harvey
                                           ----------------------------
                                           Kent M. Harvey
                                           President


Dated: December 8, 1997



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